Exhibit 10.29

Fourteenth Amendment to Data Processing Agreement dated January 1, 1998, by and between ALLTEL Information Services, Inc. (formerly Systematics Financial Services, Inc.) and Brenton Bank (formerly Brenton Bank Services Corporation).
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